UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 2, 2004
                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               021-46008                                  33-0918993
        (Commission File Number)               (IRS Employer Identification No.)

  2300 BUCKSKIN ROAD, POCATELLO, IDAHO                       83201
(Address of Principal Executive Offices)                  (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the Company's 10b5-1 plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMIS HOLDINGS, INC.

Date: April 2, 2004                            By: /s/ Michael Salvati
                                                --------------------------------
                                                  Name: Michael Salvati
                                                  Title: Chief Financial Officer